SECURITIES AND EXCHANGE COMMISSSION
                     Washington, D.C.  20549

                         FORM 8-K
                       CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) JANUARY 29, 1997


                   FRANKLIN ELECTRIC CO., INC.
      (Exact name of registrant as specified in its charter)


     Indiana                       0-362              35-0827455
(State or other jurisdiction    (Commission         (I.R.S. Employer
    of incorporation)           File Number)       Identification No.)


    400 East Spring Street                           46714-3798
      Bluffton, Indiana                               (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code (219) 824-2900


Item 5. Other Events.

     In October 1996, the Board of Directors of Franklin Electric Co., Inc. (the "Company") authorized the repurchase of up to 500,000 shares of the Company's Common Stock in open market or privately negotiated transactions at such times and such prices as determined by the Company. On January 29, 1997, the Company completed the purchase of 500,000 shares of Common Stock in three separate privately negotiated transactions at a purchase price in each case of $48 per share.


                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Franklin Electric Co., Inc.
                                    ---------------------------
                                           (Registrant)


Date   January 29, 1997         By    /s/ Jess B. Ford
     --------------------          ---------------------------
                                           (Signature)
                                      Jess B. Ford
                                      Vice President and
                                      Chief Financial Officer